Exhibit 99.49

MBNA MASTER CREDIT CARD TRUST II

SERIES 2000-H

KEY PERFORMANCE FACTORS
March 31, 2001



Expected B Maturity 8/16/2010


Blended Coupon 5.5112%


Excess Protection Level
3 Month Average   7.36%
March, 2001   7.95%
February, 2001   7.34%
January, 2001   6.79%


Cash Yield20.67%


Investor Charge Offs 4.83%


Base Rate 7.88%


Over 30 Day Delinquency 4.90%


Seller's Interest 7.37%


Total Payment Rate14.60%


Total Principal Balance$56,622,749,044.91


 Investor Participation Amount$700,000,000.00


Seller Participation Amount$4,172,058,483.42